SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  March 11, 1998


                           WOOLWORTH CORPORATION
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           (Exact name of registrant as specified in its charter)


     NEW YORK                    1-10299                   13-3513936
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    (State or other          (Commission File           (I.R.S. Employer
    jurisdiction of               Number                 Identification
    incorporation                                        Number)


    233 Broadway
    New York, New York                                   10279
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    (Address of principal executive offices)          (Zip Code)


                               (212) 553-2000
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)


 Item 5.  Other Events.


      On March 11, 1998, the Board of Directors of Woolworth Corporation (the "Company") adopted a shareholder rights plan substantially similar to the Company's current rights plan, which expires on April 14, 1998. Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "1998 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $.01 per share, of the Company simultaneously with the expiration of the existing rights on April 14, 1998. Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredth of a share of Series B Participating Preferred Stock, par value $1.00 per share, at a price of $100.00 per one two-hundredth of a share. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on April 14, 2008 or such later date as may be established pursuant to the 1998 Rights Agreement.

      The description and terms of the new Rights are set forth in the 1998 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

 Item 7.  Financial Statements and Exhibits.

 (c)  Exhibits.

 Exhibit No.    Description
 -----------    -----------
    4           Rights Agreement, dated as of March 11, 1998, between
                Woolworth Corporation and First Chicago Trust Company of New
                York, which includes as Exhibit A, the Form of Rights
                Certificate.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WOOLWORTH CORPORATION
                                            (Registrant)


                                        By: /s/ Gary M. Bahler
                                           ----------------------------
                                           Gary M. Bahler
                                           Vice President, General
                                             Counsel and Secretary


 Dated:  March 27, 1998



                             INDEX TO EXHIBITS


 Exhibit No.              Description                              Page No.
 -----------              -----------                              --------

     4        Rights Agreement, dated as of March 11, 1998,           6
              between Woolworth Corporation and First
              Chicago Trust Company of New York, which includes as Exhibit A, the Form of Rights
              Certificate.